UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) May 22, 2018

HUB GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-27754	36-4007085
(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Clearwater Drive

Oak Brook, Illinois 60523

(Address, including zip code, of principal executive offices)

(630) 271-3600

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 22, 2018, the Company held the 2018 Annual Meeting at 10:00 a.m. at Hub Group’s Corporate Headquarters, located at 2000 Clearwater Drive, Oak Brook, Illinois 60523. As of March 28, 2018, the record date for the 2018 Annual Meeting, there were 33,718,517 shares of Class A common stock and 662,296 shares of Class B common stock outstanding and entitled to vote. Each Class A share is entitled to one (1) vote and each Class B share is entitled to approximately eighty-four (84) votes. A quorum of common stockholders, present in person or by proxy, representing 85,389,714 votes were present at the 2018 Annual Meeting. The final voting results of the 2018 Annual Meeting are set forth below. Each of these proposals is more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 9, 2018.

Proposal One – Election of Directors

The Company’s common stockholders elected each of the Company’s nine nominees for director to serve until their respective successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
David P. Yeager	83,220,979	655,982	1,512,753
Donald G. Maltby	81,658,299	2,218,662	1,512,753
Gary D. Eppen	83,535,206	341,755	1,512,753
James C. Kenny	83,667,193	209,768	1,512,753
Peter B. McNitt	83,727,599	149,362	1,512,753
Charles R. Reaves	83,498,161	378,800	1,512,753
Martin P. Slark	83,503,438	373,523	1,512,753
Jonathan P. Ward	83,666,879	210,082	1,512,753
Mary H. Boosalis	83,779,584	97,377	1,512,753

Proposal Two – Advisory Vote on Executive Compensation

The Company’s common stockholders approved the compensation of its named executive officers as described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 9, 2018, as set forth below:

Votes For	Votes Against	Abstentions	Broker non-Votes
82,481,082	1,390,069	5,810	1,512,753

Proposal Three – Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s common stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, as set forth below:

Votes For	Votes Against	Abstentions	Broker non-Votes
85,191,889	191,777	6,048	-

Item 9.01 Financial Statements and Exhibits

(a)       Not Applicable.

(b)       Not Applicable.

(c)       Not Applicable.

(d)       A list of exhibits filed herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

[Signature page to follow]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUB GROUP, INC.

DATE: May 29, 2018	/s/ Terri A. Pizzuto
	By:	Terri A. Pizzuto
	Title:	Executive Vice President, Chief Financial Officer
and Treasurer